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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):    February 4, 2002

FRUIT OF THE LOOM, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-8941 (Commission File Number)	36-3361804 (IRS Employer Identification No.)

200 West Madison Street, Suite 2700
Chicago, Illinois 60606
(Address of Principal Executive Offices) (Zip Code)

(312) 899-1320
(Registrant's Telephone Number, Including Area Code)

ITEM 3.  PLAN OF REORGANIZATION.

On February 6, 2002, the Bankruptcy Court for the District of Delaware (the "Bankruptcy Court") entered an order (the "Order") approving the amended Joint Plan of Reorganization (the "Plan") and Disclosure Statement with respect to the Joint Plan of Reorganization of Fruit of the Loom (the "Disclosure Statement"). A copy of the Disclosure Statement is attached as Exhibit 99.1.   A copy of the Order is attached as Exhibit 99.2.

The Order, among other things, set April 4, 2002 as the datre that the Confirmation Hearing will be held, and set March 21, 2002 as the last date that objections to the Confirmation Hearing can be filed. The information contained in the Disclosure Statement and the Order is incorporated herein by reference. See EXECUTIVE SUMMARY on page ii and OVERVIEW OF REORGANIZATION PLAN on page iv of the Disclosure Statement for a more detailed description of the Disclosure Statement.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the Disclosure Statement and the Order.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits.
99.1	Disclosure Statement, dated February 4, 2002
99.2	Bankruptcy Court Order, dated February 5, 2002

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRUIT OF THE LOOM, INC.
Dated: February 15, 2002	By:	/s/ G. WILLIAM NEWTON G. William Newton Vice President-Finance, Acting Chief Financial Officer

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  ITEM 3. PLAN OF REORGANIZATION.
  ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.
SIGNATURES